UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 9, 2005
DCP MIDSTREAM PARTNERS, LP
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	001-32678 (Commission File Number)	03-0567133 (IRS Employer Identification No.)
370 17th Street, Suite 2775
Denver, Colorado 80202
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code (303) 633-2900
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
General. On December 1, 2005, DCP Midstream Partners, LP (the “Partnership”) entered into an underwriting agreement (the “Underwriting Agreement”) with Duke Energy Field Services, LLC (“DEFS”), DCP Midstream GP, LLC (the “General Partner”), the general partner of DCP Midstream GP, LP (the “GP LP”), the general partner of the Partnership, DCP Midstream Operating, LP (the “OLP”), and the underwriters named therein providing for the offer and sale in a firm commitment underwritten offering of 9,000,000 common units representing limited partner interests in the Partnership (“Common Units”). Pursuant to the Underwriting Agreement, the Partnership granted the Underwriters a 30-day option to purchase up to an additional 1,350,000 Common Units (the “Option”) to cover over-allotments, if any, on the same terms as those Common Units sold by the Partnership, which Option was exercised in full by the Underwriters on December 5, 2005.
The transactions contemplated by the Underwriting Agreement were consummated on December 7, 2005. The proceeds (net of underwriting discounts) received by the Partnership (before expenses) from the sale of 10,350,000 common units (including the 1,350,000 common units subject to the Option) were approximately $208.3 million. As described in the Prospectus, the Partnership will use the net proceeds of the offering to: (i) purchase $90.1 million of United States Treasury and other qualifying securities, which will be assigned as collateral to secure the term loan portion of the Partnership’s credit facility, (ii) pay approximately $4.7 million of expenses associated with the initial public offering and related formation transactions, (iii) use approximately $53.9 million to fund payables, (iv) distribute approximately $8.6 million in cash to subsidiaries of DEFS as reimbursement for capital expenditures incurred by subsidiaries of DEFS prior to the initial public offering related to the assets contributed to the Partnership upon the closing of the initial public offering, which distribution was made in partial consideration of the assets contributed to the Partnership upon the closing of the initial public offering, and (v) use the remaining amount of approximately $40.7 million to fund future capital expenditures (including potential acquisitions), working capital and other general partnership purposes. In connection with the exercise of the Option, the Partnership will borrow an additional $27.1 million under its term loan facility and use these loan proceeds to redeem 1,350,000 common units from a subsidiary of DEFS.
A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Form 8-K and is incorporated herein by reference.
Omnibus Agreement. On December 7, 2005, in connection with the closing of the transactions contemplated by the Underwriting Agreement, DEFS, the General Partner, the GP LP, the Partnership and the OLP entered into an omnibus agreement (the “Omnibus Agreement”). As more fully described in the Partnership’s final prospectus (the “Prospectus”) dated December 1, 2005 (File No. 333-128378) and filed on December 2, 2005 with the Commission pursuant to Rule 424(b)(4) under the Securities Act of 1933, as amended (the “Securities Act”), the Omnibus Agreement governs the Partnership’s relationship with DEFS and its affiliates regarding the following matters:
(i) the Partnership’s obligation to reimburse DEFS for the payment of operating expenses, including salary and benefits of operating personnel, it incurs on the Partnership’s behalf in connection with its business and operations;
(ii) the Partnership’s obligation to pay DEFS an annual administrative fee for providing it general and administrative services with respect to its business and operations;
(iii) the Partnership’s obligation to reimburse DEFS for insurance coverage expenses it incurs with respect to the Partnership’s business and operations and with respect to director and officer liability coverage;
(iv) DEFS’ obligation to indemnify the Partnership for certain liabilities and the Partnership’s obligation to indemnify DEFS for certain liabilities;
(v) DEFS’ obligation to continue to maintain its credit support, including without limitation guarantees and letters of credit, for the Partnership’s obligations related to derivative financial instruments, such as commodity price hedging contracts, to the extent that such credit support arrangements are in effect as of the closing of the initial public offering until the earlier to occur of the fifth anniversary of the closing of the initial public offering or such time as the Partnership obtains an investment grade credit rating from either Moody’s Investor Services, Inc. or Standard & Poor’s Ratings Group with respect to any of its unsecured indebtedness; and
(vi) DEFS’ obligation to continue to maintain its credit support, including without limitation guarantees and letters of credit, for the Partnership’s obligations related to commercial contracts with respect to its business or operations that are in effect at the closing of the initial public offering until the expiration of such contracts.

A copy of the Omnibus Agreement is filed as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference.
Long-Term Incentive Plan. On November 28, 2005, the board of directors of the General Partner adopted the DCP Midstream Partners, LP Long-Term Incentive Plan (the “Plan”), effective as of December 7, 2005, for employees, consultants and directors of the General Partner and employees and consultants of its affiliates who perform services for the General Partner or its affiliates. The Plan provides for the grant of restricted units, phantom units, unit options and substitute awards and, with respect to unit options and phantom units, the grant of distribution equivalent rights, or DERs. Subject to adjustment for certain events, an aggregate of 850,000 Common Units may be delivered pursuant to awards under the Plan. The Plan will be administered by the compensation committee of the general partner’s board of directors.
The General Partner’s board of directors, or its compensation committee, in its discretion may initiate, terminate, suspend or discontinue the Plan at any time with respect to any award that has not yet been granted. The General Partner’s board of directors, or its compensation committee, also has the right to alter or amend the Plan or any part of the Plan from time to time, including increasing the number of Common Units that may be granted subject to unitholder approval as required by the exchange upon which the Common Units are listed at that time. However, no change in any outstanding grant may be made that would materially impair the rights of the participant without the consent of the participant. A copy of the Plan is filed as Exhibit 10.2 to this Form 8-K and is incorporated herein by reference.
Other Agreements. The description of the Contribution Agreement described below under Item 2.01 is incorporated in this Item 1.01 by reference. A copy of the Contribution Agreement is filed as Exhibit 10.3 to this Form 8-K and is incorporated herein by reference.
The description of the Credit Agreement described below under Item 2.03 is incorporated in this Item 1.01 by reference. A copy of the Credit Agreement is filed as Exhibit 10.4 to this Form 8-K and is incorporated herein by reference.
Relationships. Each of the General Partner, the GP LP, the Partnership, the OLP, DEFS Holding 1, LLC (“DEFS Holding 1”), DEFS Holding, LLC (“DEFS Holding”), DCP Assets Holding, LP (“Assets LP”), and DCP Assets Holdings GP, LLC (“Assets GP”), Duke Energy Guadalupe Pipeline Holdings, Inc. (“Guadalupe Holdings”), Duke Energy NGL Services, LP (“DENGL”), DCP LP Holdings, LP (“LP Holdings”), and DCP Black Lake Holdings, LP (“Black Lake Holdings”) are direct or indirect subsidiaries of DEFS. As a result, certain individuals, including officers and directors of the General Partner, serve as officers and/or directors of more than one of such entities. As described above, each of the General Partner, the GP LP, the Partnership, the OLP and DEFS were parties to the Underwriting Agreement and the Omnibus Agreement. As described in Item 2.01 below, each of the General Partner, the GP LP, the Partnership, the OLP, DEFS Holding 1, DEFS Holding, Assets LP, Assets GP, Guadalupe Holdings, DENGL, LP Holdings and Black Lake Holdings are also party to a Contribution Agreement. The GP LP serves as the general partner of the Partnership, holding a 2% general partner interest and incentive distribution rights in the Partnership.
Item 2.01 Completion of Acquisition or Disposition of Assets.
Contribution Agreement. As described in the Prospectus, in connection with the consummation of the transactions contemplated by the Underwriting Agreement, on December 7, 2005, the General Partner, the GP LP, the Partnership, the OLP, DEFS Holding 1, DEFS Holding, Assets LP, Assets GP, Guadalupe Holdings, DENGL, LP Holdings and Black Lake Holdings entered into a Contribution, Conveyance and Assumption Agreement (the “Contribution Agreement”). The Contribution Agreement provided for (i) the transfer of businesses and related assets and liabilities to the Partnership and its subsidiaries and (ii) the distribution of cash by the Partnership to the GP LP which in turn will be loaned to DEFS. These transfers and distributions were made in a series of steps outlined in the Contribution Agreement.

A copy of the Contribution Agreement is filed as Exhibit 10.3 to this Form 8-K and is incorporated herein by reference. As noted in Item 1.01 above, the Partnership has certain relationships with certain parties to the Contribution Agreement.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
On December 7, 2005, the OLP entered into a new 5 -Year Credit Agreement (the “Credit Agreement”) with Wachovia Bank, National Association, as administrative agent for the lenders named therein, providing a $250 million revolving and up to a $175 million term credit facility (with the option of increasing the size of the facility up to $550 million with the consent of the administrative agent and the issuing lenders) for the initial asset acquisition, cash distributions to the Partnership, and for working capital and other general corporate purposes. The Credit Agreement will expire in 5 years. Borrowings under the Credit Agreement bear interest at the rates specified in the agreement, and the agreement contains leverage ratio and interest coverage ratio covenants. The term credit facility portion of the Credit Agreement is secured by the Borrower’s investments, cash and cash equivalents in an amount not less than the balance of the term loan and the Credit Agreement is guaranteed by the Partnership and its operating subsidiaries.
A copy of the Credit Agreement is filed as Exhibit 10.4 to this Form 8-K and is incorporated herein by reference.
Item 3.02 Unregistered Sales of Equity Securities.
In connection with the consummation of the transactions contemplated by the Contribution Agreement, on December 7, 2005, the Partnership issued (i) 1,357,143 Common Units (1,350,000 of which were subsequently redeemed by the Partnership) and 7,142,857 Subordinated Units to LP Holdings, a subsidiary of DEFS, in exchange for certain equity interests and (ii) the continuation of a 2.0% general partner interest in the Partnership and incentive distribution rights (which represent the right to receive increasing percentages of quarterly distributions in excess of specified amounts) to the GP LP in exchange for certain equity interests, is incorporated herein by reference. Each Subordinated Unit will convert into one Common Unit at the end of the subordination period. Unless earlier terminated pursuant to the terms of the partnership agreement of the Partnership, the subordination period will extend until the first day of any quarter beginning after December 31, 2010 that the Partnership meets the financial tests set forth in the partnership agreement of the Partnership.
The foregoing transactions were undertaken in reliance upon the exemption from the registration requirements of the Securities Act afforded by Section 4(2). The Partnership believes that exemptions other than the foregoing exemption may exist for these transactions.
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
On November 25, 2005, Messrs. Michael J Bradley, William H Easter III, Paul F. Ferguson, Jr. and John E. Lowe were elected to serve as directors of the General Partner. Mr. Bradley is also the President and Chief Executive Officer of the General Partner. Mr. Ferguson is the initial member of the audit and compensation committees of the board of directors of the General Partner.
There is no arrangement or understanding between Messrs. Bradley, Easter, Ferguson and Lowe and any other persons pursuant to which they were selected as directors. There are no relationships between Messrs. Bradley, Easter, Ferguson and Lowe and the General Partner, the Partnership or its subsidiaries that would require disclosure pursuant to Item 404(a) of Regulation S-K.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.
On December 7, 2005, the Partnership amended and restated its Agreement of Limited Partnership in connection with the closing of the initial public offering. A description of the First Amended and Restated Partnership Agreement is contained in the section entitled “The Partnership Agreement” of the Prospectus and is incorporated herein by reference. A copy of the First Amended and Restated Partnership Agreement as adopted is filed as Exhibit 3.1 to this Form 8-K and is incorporated herein by reference.
On December 7, 2005, the GP LP amended and restated its Agreement of Limited Partnership. A copy of the First Amended and Restated Agreement of Limited Partnership of the GP LP as adopted is filed as Exhibit 3.2 to this Form 8-K and is incorporated herein by reference.
On December 7, 2005, the General Partner amended and restated its Limited Liability Company Agreement. A copy of the Amended and Restated Limited Liability Company Agreement of the General Partner as adopted is filed as Exhibit 3.3 to this Form 8-K and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits.

Exhibit Number	Description

Exhibit 1.1	Underwriting Agreement, dated December 1, 2005 among Duke Energy Field Services, LLC, DCP Midstream Partners, LP, DCP Midstream GP, LP, DCP Midstream GP, LLC, DCP Midstream Operating, LP and Lehman Brothers Inc. and Citigroup Global Markets Inc. as representatives of the several underwriters named therein.

Exhibit 3.1	Amended and Restated Limited Partnership Agreement of DCP Midstream Partners, LP.

Exhibit 3.2	First Amended and Restated Limited Partnership Agreement of DCP Midstream GP, LP.

Exhibit 3.3	First Amended and Restated Limited Liability Company Agreement of DCP Midstream GP, LLC.

Exhibit 10.1	Omnibus Agreement, dated December 7, 2005, among Duke Energy Field Services, LLC, DCP Midstream GP, LLC, DCP Midstream GP, LP, DCP Midstream Partners, LP and DCP Midstream Operating, LP.

Exhibit 10.2	DCP Midstream Partners, LP Long-Term Incentive Plan.

Exhibit 10.3	Contribution, Conveyance and Assumption Agreement, dated December 7, 2005, among DCP Midstream Partners, LP, DCP Midstream Operating, LP, DCP Midstream GP, LLC, DCP Midstream GP, LP, Duke Energy Field Services, LLC, DEFS Holding 1, LLC, DEFS Holding, LLC, DCP Assets Holdings, LP, DCP Assets Holdings GP, LLC, Duke Energy Guadalupe Pipeline Holdings, Inc., Duke Energy NGL Services, LP, DCP LP Holdings, LP and DCP Black Lake Holdings, LLC.

Exhibit 10.4	Credit Agreement, dated December 7, 2005, between DCP Midstream Operating, LP and Wachovia Bank, National Association, as administrative agent for the lenders named therein.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DCP MIDSTREAM PARTNERS, LP

By:	DCP MIDSTREAM GP, LP,
its General Partner

By:	DCP MIDSTREAM GP, LLC,
its General Partner

By:	/s/ Michael S. Richards

Name: Michael S. Richards
Title: Vice President, General Counsel and Secretary
December 12, 2005

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 1.1	Underwriting Agreement, dated December 1, 2005 among Duke Energy Field Services, LLC, DCP Midstream Partners, LP, DCP Midstream GP, LP, DCP Midstream GP, LLC, DCP Midstream Operating, LP and Lehman Brothers Inc. and Citigroup Global Markets Inc. as representatives of the several underwriters named therein.

Exhibit 3.1	Amended and Restated Limited Partnership Agreement of DCP Midstream Partners, LP.

Exhibit 3.2	First Amended and Restated Limited Partnership Agreement of DCP Midstream GP, LP.

Exhibit 3.3	First Amended and Restated Limited Liability Company Agreement of DCP Midstream GP, LLC.

Exhibit 10.1	Omnibus Agreement, dated December 7, 2005, among Duke Energy Field Services, LLC, DCP Midstream GP, LLC, DCP Midstream GP, LP, DCP Midstream Partners, LP and DCP Midstream Operating, LP.

Exhibit 10.2	DCP Midstream Partners, LP Long-Term Incentive Plan.

Exhibit 10.3	Contribution, Conveyance and Assumption Agreement, dated December 7, 2005, among DCP Midstream Partners, LP, DCP Midstream Operating, LP, DCP Midstream GP, LLC, DCP Midstream GP, LP, Duke Energy Field Services, LLC, DEFS Holding 1, LLC, DEFS Holding, LLC, DCP Assets Holdings, LP, DCP Assets Holdings GP, LLC, Duke Energy Guadalupe Pipeline Holdings, Inc., Duke Energy NGL Services, LP, DCP LP Holdings, LP and DCP Black Lake Holdings, LLC.

Exhibit 10.4	Credit Agreement, dated December 7, 2005, between DCP Midstream Operating, LP and Wachovia Bank, National Association, as administrative agent for the lenders named therein.